SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement         Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12


                          The Chalone Wine Group, Ltd.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of the transaction:

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     (5)  Total fee paid:

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

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (4)  Date Filed:

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

                                  JULY 7, 2000


                     ======================================
                                     CHALONE
                                   Wine Group
                     ======================================


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          THE CHALONE WINE GROUP, LTD.

                          TO BE HELD ON AUGUST 24, 2000


TO ALL SHAREHOLDERS:

         It is with great pleasure that we invite you to the Annual Meeting of Shareholders of The Chalone Wine Group, Ltd., which will be held at 10:00 a.m., Pacific time, on Thursday, August 24, 2000, at the Company's executive offices, 621 Airpark Road, Napa, California, for the following purposes:

         1. Election of directors for the ensuing year.

         2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001.

         3. Consideration and action on any other matter properly brought before the meeting.

         Shareholders of record as of the close of business on June 30, 2000, the record date, are entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof.

         You are requested to date, complete and sign the enclosed proxy, which is solicited by the Company's Board, and to return it promptly in the envelope provided. Even if you return this proxy, and you later decide to attend the annual meeting, you may vote your shares in person by completing a ballot or proxy at the meeting.


                                            By Order of the Board of Directors,

                                            /s/ W. PHILIP WOODWARD
                                            -------------------------
                                                W. Philip Woodward
                                                Chairman of the Board

Napa, California
July 7, 2000

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE,
   SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOU MAY REVOKE YOUR PROXY AT
               ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

                     ======================================
                                     CHALONE
                                   Wine Group
                     ======================================


        Acacia Winery Canoe Ridge Vineyard Carmenet Winery Chalone Vineyard Edna Valley Vineyard Chateau Duhart-Milon Echelon Vineyards Sagelands Winery Jade Mountain


                                 PROXY STATEMENT


    ------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 24, 2000
    ------------------------------------------------------------------------



         VOTING PROCEDURES AND INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Chalone Wine Group, Ltd., a California corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at 10:00 a.m., Pacific time, on Thursday, August 24, 2000, at the Company's executive offices, 621 Airpark Road, Napa, California 94558-6272 and any adjournments thereof (the "Meeting").

         Only holders of the Company's common stock (the "Common Stock") of record as of the close of business on June 30, 2000, the record date fixed by the Board, will be entitled to notice of, and to vote at, the Meeting. As of the record date, 10,224,521 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to cast one vote for each share held of record by them on each proposal submitted to a vote at the Meeting except that, for the election of directors, upon request made prior to the commencement of voting, each shareholder will be accorded cumulative voting rights, under which he or she will be entitled to as many votes as equals the number of shares held, multiplied by the number of directorship positions to be filled (11), all of which may be cast for a single candidate or distributed among any or all candidates in such proportions as each shareholder sees fit. Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at the address set forth above at any time before it is exercised, or (ii) voting in person at the Meeting.

================================================================================

         HOW YOU CAN VOTE

                  Shareholders of record can give a proxy to be voted at the Meeting either (i) over the telephone by calling a toll-free number,
         (ii) electronically, using the Internet, or (iii) by mail.

                  The telephone and Internet voting procedures are designed to authenticate each shareholder's identity, to permit voting and to confirm that such votes are recorded accurately. Any shareholder of record who wishes to vote by telephone or the Internet should refer to the specific instructions set forth on the enclosed proxy card.
         Shareholders who prefer to vote by mail should return a signed proxy card to the Company before the Meeting.

                  Whether voting by telephone, the Internet or by mail, shareholders may specify whether shares should be voted for all, some, or none of the nominees for director (Proxy Item No. 1) and approve, disapprove, or abstain from the ratification of the Company's independent auditors
          (Proxy Item No. 2).

================================================================================

         The Company's Secretary and Chairman were appointed by the Board as the persons to receive and vote the proxies at the Meeting. All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board by so marking the proxy in the space provided thereon. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the choice specified. If no choice is specified, the proxy will be voted as follows:

         Proxy Item No. 1. FOR election of management's proposed slate of directors, as set forth herein.

         Proxy Item No. 2. FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001.

         The Board knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, including any proposal to adjourn the Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to  Shareholders  on Form 10-K,  containing  financial
statements   for  the
fiscal year ended March 31, 2000, is being mailed concurrently to all shareholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to shareholders on or about July 7, 2000. All costs of this solicitation will be borne by the Company.

         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions, including broker non-votes, are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies. The eleven director-nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Meeting will be elected as directors.

         For all other matters being submitted to shareholders at the Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval.


                              ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)

         Management is proposing and supports re-election of all eleven of the nominees named herein, all of whom are currently members of the Company's Board. Three (3) nominees, Messrs. Istel, de Rothschild, and Salin, have been designated by Les Domaines Barons de Rothschild (Lafite) ("DBR (Lafite)") and two (2) nominees, Messrs. Hojel and Plant, have been designated by SFI Intermediate, Ltd. ("SFI"), pursuant to the terms of a voting agreement between the Company, DBR (Lafite), SFI, and W. Philip Woodward, as more fully described below under the caption "Voting Agreement."

         At the Meeting, directors will be elected to serve until the 2001 Annual Meeting or until their successors have been duly elected and qualified. Each nominee has consented to be named in this proxy statement and has consented to serve as a director if so elected and qualified. The Company has no reason to believe that any of the nominees will not be available to serve; if, however, any nominee should for any reason become unable or unwilling to serve, the Board may vote to fix the number of directors at a lesser number, but not less than seven (7), or direct that the shares represented by proxies received by the Company be voted for the election of such person as the Board may recommend, in place of the unavailable nominee.

DIRECTOR-NOMINEES

         W. PHILIP WOODWARD. Age 61. Mr. Woodward is a co-founder of the Company and has been a director of the Company since 1972. He has been its chairman since August 1997, and is a member of the Board's Operating Committee. From 1974 to July 1998, Mr. Woodward was the Company's Chief Executive Officer. Mr. Woodward is a director of DBR (Lafite), the Northern Trust Bank of California, the Wine Institute, the American Vintners' Association, the American Center for Wine, Food and the Arts, The Marin Theatre Company, Edna Valley Vineyard and Canoe Ridge Vineyard. He also is a director and member of the compensation committee of the board of Hog Island Oyster Company. Mr. Woodward also serves as president and as a director of The Chalone Wine Foundation.

         THOMAS B. SELFRIDGE. Age 56. Mr. Selfridge joined the Company as President on January 1, 1998 and was appointed the Company's Chief Executive Officer as of July 1, 1998. He has been a director of the Company since May 1998 and is a member of the Board's Operating Committee. Mr. Selfridge also is a director of Edna Valley Vineyard and Canoe Ridge Vineyard. Before joining the Company, Mr. Selfridge was Vice President-Production of Kendall-Jackson Winery, Ltd. He also serves as secretary and as a director of The Chalone Wine Foundation.

         CRISTINA G. BANKS. Age 47. Dr. Banks has been a director of the Company since January 1999 and is a member of the Board's Compensation Committee. She is a principal and co-owner of Terranova Consulting Group, a management consulting firm. Since 1985, Dr. Banks has served as a senior lecturer at the University of California's Walter A. Haas School of Business in Berkeley, California. Until March 1999, Dr. Banks also was a director of Whole Foods Market, Inc.

         MARK A. HOJEL. Age 31. Mr. Hojel has been a director of the Company since 1995 and is a member of the Board's Operating and Audit Committees. Since 1996, Mr. Hojel has been President of Monte Xanic, a premium winery located in Mexico City, Mexico.

         YVES-ANDRE ISTEL. Age 64. Mr. Istel has been a director of the Company since 1995 and is a member of the Board's Audit Committee. From 1993 to 1997, Mr. Istel was Vice Chairman of Rothschild Inc. He is Vice Chairman of Rothschild Europe, B.V., and Director of Rothschild et Cie. Banque, Paris, France, Compagnie Financiere Richemont and Valeo S.A.

         C. RICHARD KRAMLICH. Age 65. Mr. Kramlich has been a director of the Company since 1990 and is a member of the Board's Compensation Committee. He was a director of Carmenet Winery, Inc. from its inception until its merger into the Company in 1984. Between 1984 and 1990, he served as an advisor to the Board. Since 1978, Mr. Kramlich has been General Partner of New Enterprise Associates, a San Francisco-based venture capital firm. He also is a director of Juniper Networks, Lumisys, Inc., Silicon Graphics, Inc., Com 21, Inc., NetSolve, Inc. and various private companies.

         WILLIAM G. MYERS. Age 73. Mr. Myers has been a director of the Company since 1996 and is a member of the Board's Audit Committee. Since 1962, Mr. Myers has been Chief Executive Officer of Ojai Ranch and Investment Company, Inc. Mr. Myers also serves as a director of ProLogis Trust and several not-for-profit entities including The Library of Congress, James Madison Council; California Historical Foundation; H.C. and R.C. Merritt Trusts; Santa Barbara Botanic Garden; The Nature Conservancy; and St. Joseph's Health & Retirement Center

Foundation.

         JAMES H. NIVEN. Age 57. Mr. Niven has been a director of the Company since 1993 and is a member of the Board's Audit Committee. Since 1995, Mr. Niven has been President of Paragon Vineyard Co., Inc., the Company's partner in the Edna Valley Vineyard Joint Venture. He also is a partner of Niven & Smith, a San Francisco law firm, and chairman of the management committee of Independence Wine Company, which owns and operates the Seven Peaks Winery. Mr. Niven also is a director of The Chalone Wine Foundation and several private companies.

         PHILLIP M. PLANT. Age 54. Mr. Plant has been a director of the Company since 1996 and is a member of the Board's Compensation Committee. Since 1998, Mr. Plant has been a partner in the firm of Herndon Plant Oakley, Ltd. Previously, he was Senior Vice-President, Investment Counsel, of Dain Rauscher Corp. (formerly Rauscher, Pierce, Refsnes, Inc.). Mr. Plant also serves as an advisory director of RPC Ltd. and the American National Bank of Corpus Cristi, Texas and as a director of The Trust Company of San Antonio, Texas and various private companies.

         CHRISTOPHE SALIN. Age 45. Mr. Salin has been a director of the Company since 1989, is chairman of the Board's Operating Committee and a member of the Board's Compensation Committee. Since 1990, he has been President and a director of DBR (Lafite), which he joined in 1985. Mr. Salin also is chairman of Les Domaines Barons de Rothschild (Lafite) Distribution and of Societe de Gestion et d'Assistance Viticole. He serves as a director of Chateau Rieussec, Societe Financiere Viticole, Les Domaines Barons de Rothschild (Lafite) Development, Vina Los Vascos (Chile), Quinta do Carmo (Portugal), La Viticole de Participation and Domaines d'Aussieres. Mr. Salin is also a director of The Chalone Wine Foundation.

         ERIC DE ROTHSCHILD. Age 59. Baron Eric de Rothschild has been a director of the Company since 1989. Since 1982, he has been a Managing Partner of DBR (Lafite). Baron de Rothschild also is chairman of Paris-Orleans, S.A., a publicly held French company which is one of DBR (Lafite)'s major shareholders; chairman of Francarep, a subsidiary of Paris-Orleans, S.A., Rothschild Asset Management and a Managing Partner of Chateau Lafite-Rothschild, a shareholder of DBR (Lafite).

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE "FOR" MANAGEMENT'S NOMINEES

OTHER EXECUTIVE OFFICERS

         The information required by this Item is included in Part I of the Company's Annual Report filed under the caption "Executive Officers of the Registrant" on Form 10-K.

BOARD MEETINGS AND COMPENSATION

         The Company's Board met five times during the year ended March 31, 2000. Each director attended at least 75% of the aggregate of those meetings, except Messrs. Istel, Niven, and Baron Eric de Rothschild.

         Each director who is not an employee of the Company is paid compensation of $500 per year plus $100 for each Board meeting attended and reimbursement of extraordinary travel costs to attend meetings. Additionally, each non-employee director receives quarterly grants of options to purchase the Company's Common Stock ("Automatic Quarterly Options") and is eligible to receive additional stock options as set forth below ("Additional Options"), in each case pursuant to the Company's 1997 Stock Option Plan.

         The exercise price of the Automatic Quarterly Options is the fair market value of the Company's Common Stock as of the final day of each calendar quarter. The exercise price of the Additional Options is the fair market value of the Company's Common Stock as of the date of the grant. The number of Automatic Quarterly Options granted is equal to ten (10) shares per each 100,000 shares of the Company's Common Stock outstanding as the same date. Additional Options are granted in amounts established annually by the Board to recognize and encourage active participation by non-employee directors in the committees established by the Board for various purposes. For the fiscal year ended March 31, 2000, non-employee directors were eligible for additional grants as follows: to each member of the Compensation Committee, 1,500 additional shares per meeting attended; to each member of the Operating Committee, 750 additional shares per meeting attended; to each member of the Audit Committee, 500 additional shares per meeting attended; to each of the vice chairman of the Board and the chairman of the operating committee, 10,000 additional shares; and, to the chairman of the compensation committee, 1,000 additional shares.

         For the fiscal year ended March 31, 2000, Automatic Quarterly Options covering a total of 31,500 shares were granted to and among the Company's nine non-employee directors. The weighted average per-share exercise price of all Automatic Quarterly Options is $8.95.

         In May 2000, the Board granted Additional Options to certain non-employee directors for the fiscal year ended March 31, 2000 covering a total of 44,500 shares. The exercise price is $8.38, the closing price of the Company's Common Stock on May 18, 2000 (the grant date). Although these Additional Options are intended to reward non-employee directors for their services rendered during the fiscal year ended March 31, 2000, they were granted subsequent to the end of the fiscal year and, therefore, will be included in the directors' compensation for the 2001 fiscal year, rather than the 2000 fiscal year.

COMMITTEES

         The Board of Directors has established three standing committees to which it has delegated certain responsibilities: an Operating Committee, Audit Committee and Compensation Committee. It does not have a standing Nominating Committee. Nominees for election to the Board are selected by the Board.

         OPERATING COMMITTEE. The Operating Committee, which was formed in 1999, consists of

Messrs. Woodward, Salin, Hojel, and Selfridge. The Operating Committee may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, subject to the limitations prescribed by the Board of Directors, the Bylaws of the Company and California law. The Operating Committee met six times during the year ended March 31, 2000.

         AUDIT COMMITTEE. The Audit Committee, comprised of Messrs. Hojel, Niven, Myers, and Istel, concerns itself with the Company's internal accounting controls as well as meeting and conferring with the Company's independent auditors and reviewing the results of their auditing engagement. In accordance with new rules adopted by the National Association of Securities Dealers, Inc.,(1) at a regular meeting on May 18, 2000, the Company's Board of Directors adopted a formal written audit committee charter which, among other things, specifies:

         (1) the scope of the Audit Committee's responsibilities and the pro-cesses by which they will be carried out;

         (2) the Audit Committee's responsibility for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, the Audit Committee's responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor; and

         (3) the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, and the ultimate authority of the Board to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         The foregoing summary is qualified in its entirety by the complete text of the Audit Committee Charter adopted by the Board of Directors which is attached as Appendix B to this Proxy Statement.

         The Audit Committee met twice during the Company 2000 fiscal year.

COMPENSATION COMMITTEE. The Compensation Committee of the Board is comprised of Cristina Banks, C. Richard Kramlich, Phillip M. Plant, and Christophe Salin. It administers the Company's executive compensation program by recommending for the approval of the Company's Board of Directors appropriate actions to insure that the objectives of the Company's Executive Compensation program are carried out. The Compensation Committee met twice during the Company's 2000 fiscal year.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

__________________
(1) Self-Regulatory Organizations; Order Approving Proposed Rule Change by the National Association of Securities Dealers, Inc. Amending Its Audit Committee Requirements, Sec. Release No. 34-42231 (File No. SR-NASD-99-48).

         The Compensation Committee is comprised entirely of directors who are not officers or employees of the Company or a parent or subsidiary of the Company. However, Mr. Salin does not meet the definition of NON-EMPLOYEE DIRECTOR as set forth in Rule 16b-3 of the Securities Exchange Act of 1934, as amended and, therefore, may be subject to conflicts of interest that could interfere with the exercise of independent judgment as a member of this committee. Specifically, Mr. Salin is the President of DBR (Lafite) and the Company, and DBR (Lafite) is engaged in certain related transactions which are described in more detail below under the caption "Certain Relationships and Related Transactions."

SHAREHOLDING INFORMATION AS TO DIRECTORS, DIRECTOR NOMINEES AND MANAGEMENT

         The following table sets forth information as of March 31, 2000 respecting the beneficial ownership of the Common Stock, the Company's only class of voting securities, by (i) all persons known by the Company to own more than five percent of the Common Stock, (ii) each director, director-nominee, and the executive officers named below under "Executive Compensation--Summary Compensation Table," and (iii) all directors and executive officers as a group.

         Except as may be noted in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


BENEFICIAL OWNER(2)                        SHARES BENEFICIALLY OWNED(3)                       PERCENT OF CLASS
-------------------                        ----------------------------                       ----------------

Les Domaines Barons de Rothschild                   4,535,376                                     44.4%
(Lafite)
    33 rue de la Baume
    75008 Paris, France
The Hojel Family(4)                                  1,816,314                                     17.8%
    c/o Phillip Plant
    Herndon Plant Oakley, Ltd.
    One Shoreline Plaza
    Suite 2200, North Tower
    Corpus Christi, TX 78401-3700

__________________
(2) Pursuant to Item 403(a) of Regulation  S-K,  addresses are provided only for beneficial owners of more than 5% of the Company's Common Stock.

(3) Except as otherwise noted, all shareholding information is reported as of March 31, 2000. Shares of Common Stock subject to stock options exercisable within 60 days from March 31, 2000 are deemed outstanding for computing the percentage of the class of securities owned by the person or group holding such securities.

(4) Includes  the  following:  845,238  shares  owned by Hook  Financial,  Inc.;
914,306  shares owned by SFI  Intermediate,  Ltd. and 56,770  shares owned by HC
Holding Company, Ltd. SFI Intermediate, Ltd. is a Texas limited partnership of which GHA 1 Holdings, Inc. is the general partner. Phyllis S. Hojel, mother of Mark A. Hojel, is the sole stockholder and director of GHA 1 Holdings, Inc. Mrs.
Hojel, GHA 1 Holdings, Inc., and SFI Intermediate, Ltd. share voting power and the power to dispose or direct the disposition of such shares. Excludes the personal holdings of Mark A. Hojel set forth elsewhere herein.

                                       8


BENEFICIAL OWNER(2)                        SHARES BENEFICIALLY OWNED(3)                       PERCENT OF CLASS
-------------------                        ----------------------------                       ----------------

 W. Philip Woodward(5)                                555,547                                      5.4%
   621 Airpark Road
   Napa, CA 94558-6272
William G. Myers(6)                                   398,246                                       3.9%
Thomas B. Selfridge(7)                                134,462                                       1.3%
C. Richard Kramlich(8)                                 51,796                                          *
Robert B. Farver(9)                                    69,018                                          *
Christophe Salin(10)                                   75,290                                          *
Eric de Rothschild(11)                                 18,100                                          *
James H. Niven(12)                                     18,210                                          *
Mark A. Hojel(13)                                      20,480                                          *
Phillip M. Plant(14)                                   17,570                                          *
Yves-Andre Istel(15)                                   13,980                                          *
Cristina G. Banks(16)                                   8,790                                          *

__________________
(5) Includes  192,560  shares  held  by various  family  members as to which Mr.
Woodward may have shared voting power. Includes certain shares held by trusts of which Mr. Woodward is the  beneficiary,  and 122,000 shares issuable on exercise of options which are vested or will vest within the next 60 days.

(6) Includes 385,686 shares held by various family members as to which Myers may have shared voting power. Includes 12,560 shares issuable to Mr. Myers on exercise of options which are vested or will vest within the next 60 days.

(7) Includes 134,375 shares issuable to Mr. Selfridge on exercise of options which are vested or will vest within the next 60 days.

(8) Includes 26,790 shares issuable to Mr. Kramlich on exercise of options which are vested or will vest within the next 60 days.

(9) Includes 7518 shares held by various family members as to which Mr. Farver may have shared voting power. Includes 61,500 shares issuable to Mr. Farver on exercise of options which are vested or will vest within the next 60 days.

(10)Consists of 75,290 shares issuable on exercise of options which are vested or will vest within the next 60 days. Excludes shares held and acquirable by DBR
(Lafite), of which Mr. Salin is President, which holdings are set forth separately above and as to which Mr. Salin disclaims beneficial ownership.

(11)Consists of 18,100 shares issuable on exercise of options which are vested or will vest within the next 60 days. Excludes shares held and acquirable by DBR
(Lafite), of which Baron de Rothschild is Managing Partner, which holdings are set forth separately above and as to which he disclaims beneficial ownership.

(12)Consists of 18,210 shares issuable on exercise of options which are vested or will vest within the next 60 days. Excludes 10,000 shares held by Paragon
Vineyard Co., Inc., of which Mr. Niven is President, as to which Mr. Niven disclaims beneficial ownership.

(13)Includes 19,480 shares issuable to Mr. Hojel on exercise of options which are vested or will vest within the next 60 days. Excludes shares held and acquirable by the Hojel family as set forth above, as to which Mr. Hojel disclaims beneficial ownership.

(14)Includes  300 shares  owned by Mr.  Plant's  family  members as to which Mr.
Plant  disclaims  beneficial  ownership.  Includes 16,270 shares issuable to Mr.
Plant on the  exercise of options  which are vested or will vest within the next
60 days.

(15) Includes 13,980 shares issuable to Mr. Istel on exercise of options which are vested or will vest within the next 60 days.

(16)Includes 870 shares issuable to Dr. Banks upon exercise of options which are vested or will vest within the next 60 days.

                                       9


BENEFICIAL OWNER(2)                        SHARES BENEFICIALLY OWNED(3)                       PERCENT OF CLASS
-------------------                        ----------------------------                       ----------------

All directors, director-nominees and                1,381,489                                      12.9%
executive officers as a group (12
persons)


VOTING AGREEMENT

         In 1995, DBR (Lafite), SFI, and Mr. Woodward entered into a voting agreement which provides that they will vote their shares (and use their best efforts to have certain others vote their shares) for the other signatories' designees to the Company's Board, including the nomination of such designees for directorship positions. The agreement provides for a signatory's right to designate one or more nominees, according to the percentage of total shares outstanding then held by the particular signatory, as follows: 26% or greater, three designees; 12%-26%, two designees; and 5%-12%, one designee. The agreement, which terminates on October 25, 2000, supersedes a prior 1993 voting agreement among the parties and certain other directors and officers of the Company.


                             EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended March 31, 1998, March 31, 1999 and March 31, 2000 a summary of compensation awarded to, earned by, or paid to, the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers who were serving as of March 31, 2000 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------
                                                        Annual Compensation                  Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Securities
                                                                      Other                       Under-
                                                                      Annual     Restricted        lying
                                                                     Compen-       Stock         Options/       LTIP
     Name And Principal            Year       Salary      Bonus       sation       Award           SARs        Payouts
          Position                  ($)         ($)      ($) (1)       ($)          ($)           (#) (2)       ($)
-----------------------------------------------------------------------------------------------------------------------

Thomas B. Selfridge 3/             2000     $210,000     $75,000     $ 5,000             --         37,500         --
Chief Executive Officer            1999      199,500      60,000          --             --         37,500         --
                                   1998       48,750      12,188          --             --        150,000

W. Philip Woodward                 2000     $150,000      38,000      $2,446             --         20,000
                                   1999      116,058      38,000       3,600             --         20,000
                                   1998      155,000      48,825       4,750             --             --

Robert B. Farver 4/                2000     $115,000      86,000     $13,784             --         15,000
Vice President, Sales and          1999      105,808      67,000      13,761             --         15,000
Distribution                       1998      100,417      75,713       4,750             --             --

__________________

(1)  Bonuses of each of the Named Executive Officers for the fiscal year ended
     March 31, 2000 were approved at a regular meeting of the Board on May 18, 2000 and paid in June 2000.

(2) All of the options were incentive stock options, granted pursuant to the Company's 1987 and 1997 Stock Option Plan.

(3) Mr. Selfridge joined the Company on January 1, 1998 at a base salary of $195,000 per annum.

(4) Other Annual Compensation includes $8,784 for the lease of a Company auto-mobile and $5,000 in contributions under The Chalone Wine Group, Ltd.
     Profit Sharing 401(k) Plan.


OPTION GRANTS IN FISCAL YEAR 2000

         The following table sets forth certain information regarding options granted during the fiscal year ended March 31, 2000 to the Company's Named Executive Officers:


                                     Individual Grants
----------------------------------------------------------------------------------------
                                             Percentage Of                                    Potential Realizable
                             Number Of          Total                                           Value at Assumed
                             Securities      Options/SARs                                     Annual Rates of Stock
                             Underlying       Granted to        Exercise                     Price Appreciation For
                            Option/SARs        Employees           or         Expiration         Option TERM (1)
           Name              Granted(#)     In Fiscal Year     Base Price        Date           5%           10%
-------------------------------------------------------------------------------------------------------------------

Thomas B. Selfridge (2)          37,500              42.9%          $9.50        5/19/09     $224,044      $567,771

W. Philip Woodward               20,000              22.9%          $9.50        5/19/09     $119,490      $302,811

Robert B. Farver                 15,000              17.1%          $9.50        5/19/09     $89,617       $227,108

__________________

1. Potential realizable value is calculated based on an assumption that the price of the Common Stock appreciates

                                       11


     at the annual rate shown (compounded annually) from the date of grant of the option until the end of the option term (10 years). The value is net of the exercise price but is not adjusted for the taxes that would be due upon exercise. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, will depend on the future performance of the Company, overall market conditions and the continued employment of the executive officer during the applicable vesting period.

2. Includes 12,500 options which were granted to Mr. Selfridge pursuant to an employment agreement dated November 10, 1997.


AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END VALUE OF UNEXERCISED OPTIONS

         The following table sets forth information regarding each exercise of stock options during the fiscal year ended March 31, 2000, and the number and value of unexercised stock options held by each Named Executive Officer as of the same date. The closing price of the Common Stock on March 31, 2000 was $8.25 per share based on the NASDAQ closing price.


                                                         Number of
                                                         Securities
                                                         Underlying             Value of Unexercised
                                                         Unexercised            In-The-Money
                                                         Options/SARs           Options/SARs
                                             Value       at Fiscal Year-End     at Fiscal Year-
                                              Net        (#)                    End ($)
                        Shares Acquired     Realized     Exercisable/           Exercisable/
           Name         On Exercise (#)       ($)        Unexercisable          Unexercisable
----------------------------------------------------------------------------------------------------

Thomas B. Selfridge                                          112,500/75,000               $0/$0

W. Philip Woodward               20,000                           122,000/0               $41,250/$0

Robert B. Farver                                                   61,500/0               $8,125/$0


PROFIT SHARING 401(K) PLAN

         The Company's Profit Sharing 401(k) Plan (the "401(k) Plan") is intended to be a qualified retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under this plan, participating employees (including the Named Executive Officers) may contribute up to 15% of their compensation, but not exceeding the maximum amount allowed under applicable tax laws. All employees of the Company with one year of service, unless covered by a collective bargaining agreement, are eligible to participate in the 401(k) Plan. The Company's Edna Valley Vineyard joint venture has a similar plan.

EMPLOYEE STOCK PURCHASE PLAN

         Under the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), pursuant to Section 423 of the Code, all Company employees, with one year of service (including the Named Executive Officers) may contribute up to 10% of their compensation during each 27-month period of the Stock Purchase Plan. At the end of the period, the employee's contributions are invested in the Common Stock at 85% of the market price of said shares on the commencement or ending date of the offering period, whichever is lower. On January 20, 1998, the Board renewed the Stock Purchase Plan for the period February 1, 1998 through January 31, 2001.

COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

         GENERAL. The objective of the Company's executive compensation program is to develop and maintain executive reward programs which (i) contribute to the enhancement of shareholder value, (ii) are competitive with the pay practices of other industry-leading companies and (iii) attract, motivate and retain key executives who are critical to the long-term success of the Company. As discussed below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives and stock option grants under the Company's 1997 Stock Option Plan (the "Plan"). These elements are designed to operate on an integrated basis and together comprise total compensation value.

         The Committee reviews executive compensation in light of the Company's performance during the year. In reviewing the Company's performance during the 2000 fiscal year, the Committee considered a variety of factors. Consolidated sales increased by 18% for the year to the highest dollar level achieved in the Company's history. In addition, the Committee considered the continued success of the new Echelon brand, the acquisition of Staton Hills Winery and prospects for the Sagelands Winery brand, the purchase of the Jade Mountain Winery, the purchases of the Hewitt Ranch and Suscol Ranch properties and the continued progress toward the launch of a new luxury-priced red wine brand. In reviewing Company performance, the Committee considered these factors as a whole without assigning specific weight to particular factors.

         BASE SALARY. Base salary levels for the Company's executives are determined by the Committee based on factors such as individual performance (e.g., leadership, level of responsibility, management skills, and industry activities) and Company performance (as discussed above). For fiscal year 2000, base salaries for the Named Executive Officers, including that of the Chief Executive Officer, were established as above.

         ANNUAL CASH INCENTIVES. The annual cash incentive, typically paid as a bonus, is designed to provide a short-term (one-year) incentive. The Company does not adhere to any firmly established formula for the award of annual cash incentives. Rather, incentive awards are based on the achievement of corporate and individual goals for the year, including subjective factors. The Summary Compensation Table shows annual cash incentives paid to the Named Executive Officers during the fiscal years ended March 31, 1998, 1999 and 2000.

         STOCK OPTIONS. Stock options are designed to provide long-term incentives and rewards tied to the price of the Common Stock. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to recipients only when the Company's shareholders benefit from stock price appreciation, are an important component of the Company's executive compensation program. The number of options or shares of stock currently held by an executive is not a factor in determining individual grants, and the Committee has not established any target level of ownership of the Common Stock by its executives. However, retention of shares by executives is encouraged.

         The Company does not adhere to any firmly established formula for the issuance of options. The Summary Compensation Table shows the options granted to the Named Executive Officers during the past three years. In determining the size of the grants to the Named Executive Officers, the Committee assessed relative levels of responsibility and the long-term incentive practices of other comparable companies.

         In accordance with the provisions of the Plan, the exercise price of all options granted was equal to the market value of the underlying Common Stock on the date of grant. Accordingly, the value of these grants to the officers is dependent solely upon the future growth and share value of the Common Stock.

         The foregoing report is given by the members of the Committee, namely:

                                 Cristina Banks
                               C. Richard Kramlich
                                Phillip M. Plant
                                Christophe Salin

PERFORMANCE GRAPH

         The line graph below compares the cumulative total return to holders of the Common Stock in the period from April 1, 1995 to March 31, 2000, with the cumulative total return in the same period on (i) the NASDAQ Stock Market Index (U.S.) and (ii) a peer group index comprised of nine companies whose returns have been weighted based on market capitalization as of the beginning of each period for which a return is indicated: Beringer Wine Estates Holdings Inc., Brown-Forman Corporation, Robert Mondavi Corp., Canandaigua Brands, Inc., R.H. Phillips, Inc., Golden State Vintners, Ravenswood Winery, Inc., Scheid
Vineyards, and Willamette Valley Vineyards. The graph assumes an investment of $100.00 on April 1, 1994 in the Company and in the two comparison indices. "Total return," for purposes of the graph, assumes reinvestment of all dividends.

         The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any of the Company's existing shelf registrations or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                       AMONG THE CHALONE WINE GROUP, LTD.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.



                 COMPARISION OF 5 YEAR CUMULATIVE TOTAL RETURN*
                       AMONG THE CHALONE WINE GROUP, LTD.,
              THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP




                                   Mar-95      Mar-96     Mar-97      Mar-98    Mar-99      Mar-00
(in dollars)

THE CHOLONE WINE GROUP, LTD.       100.00      131.03     151.72      158.62    108.62      113.79
PEER GROUP                         100.00      115.31     126.06      167.86    157.02      151.95
NASDAQ STOCK MARKET (U.S.)         100.00      135.80     150.95      228.88    309.19      574.04


* $100 INVESTED ON 3/31/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING MARCH 31.

Graph produced by Research Data Group, Inc.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         THE EDNA VALLEY VINEYARD JOINT VENTURE (the "EVV Joint Venture"). Mr. Niven, a director of the Company, is the President and a substantial shareholder of Paragon Vineyard Co., Inc. ("Paragon"), the Company's partner in the EVV Joint Venture. In December 1996, the Company and Paragon entered into an agreement (the "Joint Venture Amendment") which amended and restated the terms of the EVV Joint Venture. Under the terms of the Joint Venture Amendment, the Company is obligated to make substantial payments in order to maintain its 50% ownership interest in the EVV Joint Venture and to extend its term indefinitely. Specifically, the Company previously paid Paragon $1,070,000 (the "Deposit") as a deposit toward future payments due for the foregoing purposes and the sum of $4,403,334 in three installments, the most recent of which was paid in December 1999. The Company's future obligations in respect of the foregoing rights require a single future payment $1,206,667 (consisting of $850,000 in cash and $356,667 by application of the balance of the Deposit) in 2001. In the year 2001, the Company will also have an option to purchase 50% of the "EDNA VALLEY" brand-name for $200,000. If the Company fails to make the foregoing payment, it may be removed as the managing joint venture partner in the EVV Joint Venture. In addition to the foregoing payments by the Company to Paragon in respect of the Joint Venture Amendment and ground lease, in fiscal 2000 the EVV Joint Venture made distributions to Paragon of approximately $700,000.

         Under the terms of a grape purchase agreement, Paragon sells fixed quantities of Chardonnay grapes to the Edna Valley Joint Venture at prices calculated by reference to the average prices paid for Chardonnay grapes in Napa County during the preceding year, with certain adjustments depending on the grapes' sugar content. Paragon also supplies grapes to Carmenet Winery. During 2000, the value of the grapes sold by Paragon to the Edna Valley Joint Venture and Carmenet Winery pursuant to the foregoing contracts was approximately $2,611,525.

         On December 28, 1995, the Company loaned $500,000 to Paragon pursuant to a secured promissory note which provides for repayment of principal and interest in the amount of $132,430.54 during 1997 and four (4) equal annual installments of $130,218.21 commencing on January 15, 1998. Paragon has made each of the payments required in 1997-2000. The unpaid principal balance on the note is $118,921. The note bears interest at the rate of 9-1/2% per annum and is secured by a pledge of Paragon's interest in the Edna Valley Joint Venture.

         LES DOMAINES BARONS DE ROTHSCHILD (LAFITE). Certain directors-nominees have a relationship with DBR (Lafite). Baron Eric de Rothschild and Mr. Salin are, respectively, a Managing Partner and President of DBR (Lafite), and Mr. Istel is a director of certain affiliates of DBR (Lafite).

         Pursuant to DBR (Lafite)'s investment in the Company, the Company receives an allocation of the wines of DBR (Lafite), including the wines of Chateau Lafite-Rothschild and Duhart-Milon. During the 2000 fiscal year, the Company paid approximately $2,384,298 to DBR (Lafite), of which approximately $1,214,526 represents deposits for wine which will be delivered in future years (i.e., wine "futures").

 OTHER

         During February 2000, Francois P. Muse resigned as the Company's Chief Financial Officer. At that time, the Company and Mr. Muse entered into a Resignation Agreement and General Release which, among other things, provides for Mr. Muse to receive certain severance benefits with a total value of approximately $70,000, all of which have been paid to Mr. Muse.

         As of June 21, 2000, the Company entered into an indemnification agreement with Paul R. Ogorzelec, the Company's Chief Financial Officer, eliminating certain potential liabilities arising from his service to the Company as Trustee of certain employment benefit plans, namely The Chalone Wine Group, Ltd. Qualified Retirement Plan and the Edna Valley Vineyard Profit Sharing 401(k) Plan.

         In the judgment of the Company, all material transactions between the Company and its directors, officers and principal shareholders, and their affiliates, have been made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's executive officers, directors and greater-than-ten-percent beneficial owners are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based on Company records, copies of filings received by it and upon written representations from certain reporting persons and their agents, the Company believes that all SEC filing requirements applicable to its officers and directors under Section 16(a) of the Exchange Act were complied with during the applicable year.

                  RATIFICATION OF APPOINTMENT OF THE COMPANY'S
                              INDEPENDENT AUDITORS
                               (PROXY ITEM NO. 2)

         The Board has reappointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001 subject to ratification by the shareholders at the Meeting. Deloitte & Touche and its predecessor, Touche Ross & Co., have been the

Company's independent auditors since 1986. Representatives of Deloitte & Touche are expected to be in attendance at the Meeting, with the opportunity to make a statement, and to be available to answer shareholders' questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
           AND APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S
                             INDEPENDENT AUDITORS.


                                  OTHER MATTERS

         The Company does not know of any matter other than those discussed in the foregoing materials contemplated for action at the Meeting. Should any other matter be properly brought before the Meeting, it is the intention of the persons designated by the Board to receive and vote the proxies to vote in accordance with the recommendation of the Board. Discretionary authority for them to do so is contained in the proxy.

                              FINANCIAL STATEMENTS

         Shareholders should refer to the Consolidated Financial Statements and Supplemental Data, Management's Discussion and Analysis, and Selected Financial Data set forth in the Company's Annual Report on Form 10-K, which was previously filed with the Securities and Exchange Commission and is being furnished to shareholders concurrently with this proxy statement.


                            SUBMISSION OF SHAREHOLDER
                        PROPOSALS FOR 2001 ANNUAL MEETING

         Any proposal which a shareholder wishes to have presented at the 2001 Annual Meeting and included in the Company's proxy statement for that meeting must be received by the Company, at its principal executive office, 621 Airpark Road, Napa, California 94558-6272, no later than May 31, 2001. Proposals should be addressed to the attention of the Chief Financial Officer of the Company. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

         The Bylaws of the Company provide that in order for a shareholder to bring business before or propose director nominations at an annual meeting of shareholders, the shareholder must provide advance notice of such proposal or nomination. Specifically, the shareholder must give written notice to the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting. The notice must contain specified information about the proposed business or each nominee and about the shareholder making the proposal or nomination. In the event that less than seventy (70) days' prior notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting date was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.



                                         By Order of the Board of Directors,

                                        /s/ W. PHILIP WOODWARD
                                        -------------------------
                                            W. Philip Woodward
                                            Chairman of the Board
Napa, California

                                   APPENDIX A

           VOTE VIA TELEPHONE OR THE INTERNET -- IT'S QUICK, EASY AND
                                    IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. PLEASE NOTE THAT ALL VOTES CAST VIA THE TELEPHONE OR THE INTERNET MUST BE CAST PRIOR TO 5 P.M., AUGUST 23, 2000. If you wish to change your address or notify the Company that you plan to attend the meeting, please mark the boxes below and return your proxy by mail.

TELEPHONE VOTING

o  There is NO CHARGE for this call.
o On a Touch Tone Telephone call TOLL FREE 1-888-807-7699 twenty-four hours per day - 7 days a week.
o You will be asked to enter the Control Number which is located above your name and address below.
--------------------------------------------------------------------------------

OPTION #1: If you wish to vote as the Board of Directors RECOMMENDS, PRESS 1

--------------------------------------------------------------------------------
              Your vote will be confirmed and cast as you directed.
                                   END OF CALL

--------------------------------------------------------------------------------
OPTION # 2: If you choose to vote on each proposal separately, PRESS 2
--------------------------------------------------------------------------------
                        You will hear these instructions:

Proposal 1:       To vote as the Board of Directors RECOMMENDS, PRESS 1; to vote
                  AGAINST, PRESS 2; to ABSTAIN, PRESS 3

Proposal 2:       To vote as the Board of Directors RECOMMENDS, PRESS 1; to vote
                  AGAINST, PRESS 2; to ABSTAIN, PRESS 3

              Your vote will be confirmed and cast as you directed.
                                   END OF CALL

INTERNET VOTING

Log  on  to  the   Company's   transfer   agent's   Internet   voting   site  at
http://www.equiserve.com/proxy/ and follow the instructions on your screen.

 -------------------------------------------------------------------------------
        If you vote via telephone or the Internet, it is not necessary to return your proxy by mail. THANK YOU FOR VOTING.
 -------------------------------------------------------------------------------
                                   DETACH HERE

                     ======================================
                                     CHALONE
                                   Wine Group
                     ======================================


                               THIS IS YOUR PROXY.
                             YOUR VOTE IS IMPORTANT


Dear Shareholder:

Regardless   of  whether  you  plan  to  attend  the  2000  Annual   Meeting  of
Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy card in the enclosed envelope or by voting via telephone or the Internet. Instructions are on the reverse side of this card.

                                                                      Thank you,

                                                   Investor Relations Department


                                      PROXY

                          THE CHALONE WINE GROUP, LTD.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            for the Annual Meeting of Shareholders, August 24, 2000.


The undersigned, shareholders(s) of The Chalone Wine Group, Ltd. do(es) hereby appoint the Corporation's Secretary and Chairman, and each of them, proxies, each with full power of substitution, for and in the name and stead of the undersigned at the Annual Meeting of Shareholders of The Chalone Wine Group, Ltd., to be held on August 24, 2000, and at any and all postponements or adjournments thereof, to vote all shares of capital stock held by the undersigned, with all powers that the undersigned would possess if personally present, on each of the matters referred to herein.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF MANAGEMENT'S DIRECTOR-NOMINEES AND "FOR" RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

                                                   FOR      WITHHELD     FOR ALL

1.  ELECTION OF DIRECTORS                      / /          / /            / /

    NOMINEES:
    --------
    Cristina Banks
    Mark A. Hojel
    Yves-Andre Istel
    C. Richard Kramlich
    William G. Myers
    James H. Niven
    Phillip M. Plant
    Eric de Rothschild
    Christophe Salin
    Thomas B. Selfridge
    W. Philip Woodward

    __________________

    If you wish to withhold authority to vote for any individual nominee(s), write such nominee(s) name on the lines above.

2.  Proposal to ratify the appointment of      / /          / /            / /
    Deloitte & Touche LLP as the Company's
    independent certified public accountants for the fiscal year ending March 31, 2001.

/ / MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both shareholders should sign.)

___________________  __________ , 2000    ___________________  __________ , 2000
Signature            Date                 Signature            Date

                                   APPENDIX B

                          THE CHALONE WINE GROUP, LTD.
                             AUDIT COMMITTEE CHARTER
                            (as adopted May 18, 2000)


The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

The Audit Committee shall consist of at least three directors. On or before the first anniversary of the adoption of this Audit Committee Charter, the members of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc., except to the extent that the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by one director who is not independent is required by the best interests of the Company and its shareholders and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's finan-cial position prior to the filing of its Form 10-Q and Form 10-K.

5. Meet periodically with management to review the Company's major financial risk exposures, if any, and the steps management has taken to monitor and control such exposures.

6. Review major changes in the Company's accounting principles and prac-tices as suggested by the independent auditor management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and any replacement of the chief financial officer.

12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

13. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

14.      Obtain  reports  from   management,   the  Company's  senior  financial
         executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's policies regarding ethics and standards of conduct.

15. Discuss with the independent auditor the matters required to be dis-cussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and any response of the Company to that letter.

17. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's policies regarding ethics and standards of conduct.

19. Review with the Company's legal advisors' legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20. Meet at least annually with the chief financial officer and the inde-pendent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's policies regarding ethics and standards of conduct.